UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
                              EXCHANGE ACT TO 1934

         Date of Report (Date of Earliest Event Reported): June 10, 2003

                              SIENA HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

                                   Delaware
         (State or other jurisdiction of incorporation or organization)

                  1-6868                                       75-1043392
        (Commission File Number)                             (IRS Employer
                                                          Identification  No.)

  5068 West Plano Parkway,  Suite 300,  Plano, Texas               75093
       (Address of principal executive offices)                 (Zip code)

                                 (972) 381-4255
              (Registrant"s telephone number, including area code)

                           Lomas Financial Corporation
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. OTHER EVENTS.

The Siena Holdings, Inc. today announced that its Board of Directors has unanimously approved a Reverse Stock Split of the Company's outstanding shares. The Reverse Stock Split is proposed to take the Company private, and is subject to approval by a majority of the Company's shareholders at a special meeting anticipated to be held in late July or early August 2003. Following the Reverse Stock Split, Chairman of the Board and CEO, John P.Kneafsey and Credit Suisse First Boston Corp. would be the only remaining shareholders of Siena Holdings, Inc.

If the Reverse Stock Split is approved, each shareholder will receive one share of New Common Stock in exchange for every 500,000 shares of Existing Common Stock that they currently own. Each shareholder owning less than 500,000 shares of Existing Common Stock will receive for each share of Existing Common Stock cash in the amount of $1.28 plus a non-tradable Contractual Right to receive the residual proceeds from the Termination of the Management Agreement and the resulting liquidation of Siena Housing Management Corp. caused by the sale of the Treemont assisted care facility, which Siena Housing Management Corp. manages, provided that this termination of the Management Agreement occurs on or before December 31, 2003.

It is presently estimated that the maximum distribution, if any, pursuant to the Contractual Right will be just under $1 million, or approximately $0.15 per share.

Statements contained herein that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934, including but not limited to statements regarding the Company's expectations, hopes, beliefs, intentions or strategies regarding the future. Actual results could differ materially from those projected in any forward-looking statements as a result of a number of factors. The forward-looking statements are made as of the date of this report and the Company undertakes no obligation to update or revise the forward-looking statements, or to update the reasons why actual results could differ materially from those projected in the forward-looking statements.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   None.

      (b)   None.

      (c)   The following exhibit is furnished as part of this report:

            Exhibit 99.1 Press Release dated June 10, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    SIENA HOLDINGS, INC.


Date: June 10, 2003                                 By: /s/ W. Joseph Dryer
                                                       -------------------------
                                                    W. Joseph Dryer
                                                    President